Exhibit 10.6

SHELL COMPANY PURCHASE AGREEMENT

THIS SHELL COMPANY PURCHASE AGREEMENT (this “Agreement”), is dated as of Dec.8, 2007, by and between Sinary Bio-Technology Holdings Group, Inc. (Party A) and Wangyin,CEO of Weikang (Party B)

WHEREAS, the share exchange agreement between Party A and EXDG.OB as of Dec.7,2007. Party A should pay 650,000 US dollar.

AGREEMENT:

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement, both parties hereby agree as follows:

1、	The payment of $650,000 will made by Mr.Wangyin,CEO of Heilongjiang Weikang on behalf of Sinary in connection with the reverse acquisition on December 7, 2007.

2、	Part B will remit the fee to the account the investment bank offered when the agreement is in effective.

3、	Payment： All payment is made in US dollar.

4、	The agreement shall become effective as of the day when the Assignor and the Assignee have affixed their signatures on it.

Part A：Signature of Wangweili   CEO of Sinary
Part B：Signature of Wangyin    CEO of Weikang